E*TRADE Financial Sector Index Fund
                       SUPPLEMENT DATED October 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

The DJFS Index is a subset of the Dow Jones U.S. Total Market Index ("Total Market Index"). The DJFS Index is capitalization-weighted, unmanaged, and includes only companies that fall within the financial sector of the Total Market Index.

The Fund currently seeks to achieve its investment objective by investing in a representative sample of those securities constituting the DJFS Index. The Fund's ability to match its investment performance to the investment performance of the DJFS Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the DJFS Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the DJFS Index.